UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2002

EVERGREENBANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109
(Address of Principal Executive Offices) (Zip Code)

206/628-4250
(Registrant’s telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Audit Committee of the Board of Directors of EvergreenBancorp, Inc. (“the Company”) approved for recommendation to the Board a change in auditors. On November 13, 2002, the Board of Directors approved the Audit Committee’s recommendation of Crowe, Chizek and Company LLP to serve as the Company’s independent public accountants, replacing John L. O’Brien & Company, PLLC (“O’Brien”) effective November 14, 2002, as the Company’s independent public accountants.

O’Brien performed audits of the consolidated financial statements for the two years ended December 31, 2001 and 2000. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2001 and 2000 and from December 31, 2001 through November 14, 2002, the effective date of dismissal, there have been no disagreements between the Company and O’Brien on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused O’Brien to make reference to the subject matter of such disagreements in connection with its report.

During the two years ended December 31, 2001 and 2000, and from December 31, 2001 through November 14, 2002, the effective date its services terminated, O’Brien did not advise the Company of any of the following matters:

1.	That the internal controls necessary for the Company to develop reliable financial statements did not exist;

2.	That information had come to O’Brien’s attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3.	That there was a need to expand significantly the scope of the audit of the Company, or that information had come to O’Brien’s attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management’s representation or be associated with the Company’s financial statements and that, due to its termination, O’Brien did not so expand the scope of its audit or conduct such further investigation; or

4.	That information had come to O’Brien’s attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and that, due to O’Brien’s termination, or for any other reason, the issue has not been resolved to O’Brien’s satisfaction prior to its termination.

O’Brien has furnished a letter to the SEC dated November 14, 2002 stating that it agrees with the above statements, and the letter is attached hereto as Exhibit 16.

During the two years ended December 31, 2001 and 2000 and from December 31, 2001 through the engagement of Crowe Chizek as the Company’s independent accountant, neither the Company nor anyone on its behalf had consulted Crowe Chizek with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description

16	Letter of John L. O’Brien & Company, PLLC dated November 14, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: November 14, 2002	By:	/s/ William G. Filer II

William G. Filer II Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

16	Letter of John L. O’Brien & Company, PLLC dated November 14, 2002

4